Exhibit 10.28L

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

FOURTEENTH AMENDMENT

TO

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

[CSG document no. 59152]

SCHEDULE AMENDMENT

This Fourteenth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement effective as of January 1, 2022 (CSG document no. 44754), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, pursuant to the Agreement CSG provides and Customer consumes Custom Rules Engine (“CRE”) Services; and

WHEREAS, pursuant to the Agreement, CSG provides Customer with Production Environment support for the CRE Services for a mutually agreed upon fee; and

WHEREAS, pursuant to Schedule F, “Fees,” Section 1, “CSG Services,” Section I, “Processing,” subsection X, “Custom Implementation Services,” subsection C, “Custom Rules Engine (“CRE”)” of the Agreement, CSG provides up to [**** ******* ******* (***) *******] Production Environment Support [*****] to Customer in support of CRE; and

WHEREAS, CSG and Customer acknowledge and agree that pursuant to further additional and updated "rules" of CRE Services set forth in those certain various Statements of Work executed by the parties, CSG provides and Customer consumes [*******] Production Environment Support [*****] per [*****] in excess of the current [**** ******* ******* (***)] CRE [*******] Production Environment Support [*****] referenced above; and

WHEREAS, Customer and CSG agree to increase the number of [*******] Production Environment Support [*****] for CRE Services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following as of the Amendment Effective Date (defined below).

1. Customer has requested and CSG has agreed to provide implementation and deployment of additional, and updates to current, “rules” to Custom Rules Engine (“CRE”) Services provided by CSG and consumed by Customer.

2. Customer and CSG agree to increase the number of [*******] Production Environment Support [*****] to add an additional [********* (**)] Production Environment Support [*****] for CRE Services; i.e., an increase from [**** ******* ******* (***)] to [**** ******* ******-***** (***)] CRE [*******] Production Support [*****] commencing [******* *, ****].

3. As a result, CSG and Customer further agree Schedule F, “Fees,” Section 1, “CSG Services,” Section I, “Processing,” subsection X, “Custom Implementation Services,” subsection C, “Custom Rules Engine (“CRE”),” shall be deleted in its entirety and replaced as follows:

C. Custom Rules Engine (“CRE”)

Description of Item/Unit of Measure	Frequency	Fee
1. CRE Production Implementation Fees	[***-****]	[*****]
2. Recurring [*******] Fees (Note 3)
a. Production Environment Support Fees (Note 1)	[*******]	[$**,***.**]
b. Hosting Server Fees (Note 2)	[*******]	[$**,***.**]

Note 1: Commencing as of [******* *, ****], Production Environment Support will be [**** ******* ******-***** (***) *****] per [*****] (the “[*******] Production Environment Support [*****]”). The [*******] Production Environment Support Fees cover post-deployment support, including answering functional questions, resolving Customer reported concerns, CRE operating system support, and CRE solution defects. Production Environment Support also includes, but is not limited to, modifying CRE to operate with systems other than ACSR®, including changes to CRE required by the use of new features, functions, products, or substantive configuration changes. Additional [*******] Production Environment Support [*****] shall be available from CSG to Customer at the then-current Technical Services [******] rate subject to execution by the parties of a mutually agreed-upon Amendment to the Agreement.

Note 2: Includes [***** (*)] virtual servers and [*** (*)] redundant database servers.

Note 3: Customer may discontinue the CRE Recurring [*******] Fees at any time; provided, however, Customer shall provide no less than [***** (**) *****] written notice (email is sufficient) prior to discontinuing the CRE Recurring [*******] Fees and upon such termination, Customer shall discontinue use of CRE and any Custom Implementation Services hosted on CRE hardware and CSG’s support of (i) the Production Environment and (ii) the Hosting Server will terminate. The Recurring [*******] Fees for the final [*****] of CSG’s support of the CRE Production Environment and the Hosting Server will be due in full regardless of the date the notice of termination is provided.

THIS AMENDMENT is executed on the days and year last signed below (the "Amendment Effective Date").

CHARTER COMMUNICATIONS OPERATING, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager		CSG SYSTEMS, INC. (“CSG”)
By:	/s/ Philip Montsinget	By:	/s/ Michael J Woods
Name:	Philip Montsinget	Name:	Michael Woods
Title:	Group Vice President	Title:	EVP
Date:	12/24/2025	Date:	12/24/2025